SUPPLEMENT DATED OCTOBER 15, 2007

TO THE PROSPECTUS and

STATEMENT of ADDITIONAL INFORMATION ("SAI") of

ND TAX FREE FUND, INC.

Dated May 1, 2007

Please note the following important information with regard to ND Tax-Free Fund, Inc. (the “Fund”).

At a meeting held on July 26, 2007, the Board of Directors of the Fund concluded that due to the small size of the Class B shares of the Fund, it is in the best interests of the Fund and its shareholders that Class B shares cease to be offered to the public. Therefore, notwithstanding anything to the contrary in the Prospectus or SAI, as of October 15, 2007, Class B shares of the Fund will no longer be offered for purchase. Further, on December 31, 2007, all Class B shares of existing shareholders will automatically convert to Class A shares. After such date, the Fund will not have any Class B shares outstanding. The conversion shall be made on the basis of relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. All Class B share dividends for December will be distributed in cash.

Class A shares will continue to be offered to the public.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund’s Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE